Exhibit 10.3

                     [GMAC COMMERCIAL CREDIT LLC LETTERHEAD]

                                January 25, 2001


Target Logistic Services, Inc.
201 West Carob Street
Compton, CA  90220

Ladies/Gentlemen:

         Reference is made to the Restated and Amended Accounts Receivable Management and Security Agreement between us dated as of July 13, 1998, as amended and/or supplemented (the "Agreement"). All capitalized terms not otherwise defined herein shall have the meaning ascribed to such terms under the Agreement.

         This letter will confirm that the Agreement is hereby amended in the following manner:

          1. Section 1.(A) of the Agreement, definition of "Contract Rate" is hereby amended by deleting the words and numeral "two percent (2%)" from the second (2nd) line of said definition and by substituting the words and numeral one percent (1%)" in their place and stead.

          2. Section 5(b)(i) of the Agreement is hereby amended by (i) deleting the words "the Maximum Revolving Amount" anywhere such words appear in said section, and by substituting the dollar amount $6,00,000" in their place and stead.

          3. Section 1.(A) of the Agreement, definition of "Term" is hereby amended by deleting the date "January 14, 2000" and by substituting the date "January 14, 2003, in its place and stead.

         Except as heretofore and hereby amended, the Agreement shall remain in full force and effect in accordance with its terms.

         If the foregoing accurately reflects your agreement with us, please so indicate by signing below and returning a signed copy of this letter to our offices.

                                            Very truly yours,

                                            GMAC COMMERCIAL CREDIT LLC



                                            By:            /s/
                                               ---------------------------------
                                               Title:

ACCEPTED AND AGREED:

TARGET LOGISTIC SERVICES, INC.


By:            /s/
   ------------------------------
     Title:  Secretary